Fees Summary	Oct. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 7,961.77
Total Fee Amount	7,961.77
Total Transaction Valuation	52,003,750.00
Total Offset Amount	0.00
Net Fee	$ 0.00